COUNTRY INVESTORS LIFE ASSURANCE COMPANY

COUNTRY Investors Variable Life Account

Supplement Dated August 17, 2018

to the Prospectus For

Individual Flexible Premium Variable Life Insurance Policy

(Dated May 1, 2012)

This Supplement updates certain information contained in your Prospectus, as previously supplemented, regarding investment options available under your individual flexible premium variable life insurance policy (the “Policy”).  Please read this Supplement carefully and retain it with your Prospectus for future reference.

Pursuant to a plan of reorganization approved by the Board of Trustees and shareholders, on August 17, 2018, the assets of the Federated Managed Tail Risk Fund II (the “Merged Fund”) were acquired by the Federated Managed Volatility Fund II (the “Surviving Fund”) in exchange for shares of the Surviving Fund and resulting in a complete liquidation and dissolution of the Merged Fund (the “Reorganization”).  To facilitate the Reorganization, the existing share class of the Surviving Fund, which was previously undesignated, was designated as Primary Shares.  The Merged Fund is no longer available as an Investment Option under your Policy.

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To reflect these changes this Supplement amends your Prospectus as follows:

1.                   All references to “Federated Managed Volatility Fund II” should be deleted and replaced with “Federated Managed Volatility Fund II — Primary Shares.”

2.                   All references to the “Federated Managed Tail Risk Fund II” should be deleted.

All other provisions in your Prospectus, as supplemented, remain unchanged.

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If your current allocation instructions include the Federated Managed Tail Risk Fund II Subaccount, we request that you contact our Variable Product Service Center toll-free at 1-888-349-4658 or your financial representative to make appropriate changes to your allocation instructions.  You should review the prospectuses for the Investment Options available under your Policy before investing.

If you have any questions or wish to receive a prospectus for your Policy, or for any of the Investment Options available, please do not hesitate to call our Variable Product Service Center or your financial representative.

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